                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number: 811-1735

                               FPA NEW INCOME, INC.
               (Exact name of registrant as specified in charter)

      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                    (Address of principal executive offices)

                             J. RICHARD ATWOOD,
      11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 310-473-0225

Date of fiscal year end:  SEPTEMBER 30

Date of reporting period:  March 31, 2004



Item 1.           Report to Stockholders.

SEMI-ANNUAL REPORT

FPA NEW INCOME, INC.

[FPA FUND DISTRIBUTORS LOGO]

FPA FUND DISTRIBUTORS, INC.

11400 WEST OLYMPIC BOULEVARD, SUITE 1200
LOS ANGELES, CALIFORNIA 90064

40284

MARCH 31, 2004

                             LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

     This Semi-Annual Report covers the six-month period ended March 31, 2004. Your Fund's net asset value (NAV) closed at $11.37. Income dividends of $0.10 and $0.13 were paid on October 7, 2003, and December 29, 2003, to holders of record on September 30 and December 15, 2003, respectively. There were no capital gains distributions.

     The following table shows the average annual total return for several different periods ended on that date for the Fund and comparative indices of securities prices. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

                                    AVERAGE ANNUAL TOTAL RETURN
                                   PERIODS ENDED MARCH 31, 2004
                                   ----------------------------
                              1 YR.    5 YRS.    10 YRS.    15 YRS.
                              -----    ------    -------    -------
FPA New Income, Inc.
  (NAV)*                       8.01%     7.42%      7.29%      8.72%
FPA New Income, Inc.
  (Net of Sales Charge)++      4.23%     6.66%      6.90%      8.46%
Lipper Corporate Debt
  "A" Rated Funds Average      6.11%     6.32%      6.84%       N/A
Lehman Brothers Government/
  Credit Index                 6.15%     7.56%      7.65%      8.57%

     The Fund's total rate of return for the six months was 2.97%* versus 3.05% for both the Lipper Average and the Lehman Brothers Index. For the calendar year ended December 31, 2003, total returns were: FPA New Income, Inc., 8.34%*; Lipper Average, 5.03%; and the Lehman Index, 4.67%.

COMMENTARY

     We are pleased to report that your Fund continues to approximately match or exceed the performance measures of the Lipper and Lehman indices for the six- and twelve-month periods ended March 31, as well as for the year ended December
31. These results have been achieved while maintaining the most defensive portfolio structure ever. As of March 31, your Fund's duration, a measure of portfolio volatility, was a record low 1.01 years versus 1.38 and 1.19 years at September 30 and March 31, 2003, respectively. By comparison, the Lehman Index's duration was 5.48 years at March 31. In essence, your Fund's potential volatility is more than 80% less than that of the Lehman Index. It has the volatility characteristics of approximately a one-year Treasury security. We doubt that there is a more defensive high-quality intermediate-maturity bond fund in the U.S. today.

     A good example of what this defensive portfolio posturing has done for your Fund is reflected by its POSITIVE 0.53% total return between March 16 and April 15, 2004. By comparison, the Merrill Lynch U.S. Corporate & Government Index and the ten-year Treasury bond total returns were NEGATIVE 3.06% AND 5.24%, respectively, as the ten-year Treasury bond yield rose from 3.69% to 4.35%. Your Fund gained an extraordinary amount of relative performance over this short time period, and this result again confirms its historical record of achieving positive returns during periods of rising interest rates.

     We continue our defensive posture as discussed in our "Buyer's Strike" piece of June 16, 2003, which you may read on our website at www.fpafunds.com. Since that time, we have not seen any reason to change our basic strategy. If anything, we have become even more defensive, as the bond market rallied significantly the past six months. Among the largest changes in the portfolio since September 30, 2003 has been the reduction of our exposure to high-yield and convertible securities from 20.5% to 12.6% at March 31, 2004. When we adjust the latest number for those bonds that will mature within the next year, our exposure declines to 10.5%. We expect our exposure to fall into the single-digit level with the anticipated growth in the Fund by year-end and the reduction of some of our remaining holdings. We continue this process of lowering our exposure to high-yield securities because we see little value in this sector. It has been among the best-performing areas since the fall of 2002. In light of this positive performance, the average yield spread over similar maturity Treasury securities is among the narrowest on record. New issue high-yield securities are coming to market with yields in the 6% range. We believe there is absolutely no margin for error because of their low yields.

     The other major change in the portfolio has been the rise in our short-term liquidity. Money-market instruments and Treasury bills represent 34.0% versus

----------
* Does not reflect deduction of the sales charge which, if reflected, would reduce the performance shown

++ Reflects deduction of the maximum sales charge of 3.50% of the offering price

31.7% at September 30, 2003. In our opinion, there is absolutely no value in high-quality investment-grade securities of maturities greater than two or three years. Tom Atteberry has been focusing his attention on acquiring Agency and short-traunche collateralized mortgage-backed securities. The Agency securities have been "step-up" notes that have a competitive short-term yield and then step to a yield of 5.5% or 6%, with a maturity of four or five years. If the agency does not call the bond within approximately one year, the note steps to this higher coupon. These securities total 14.7% of your Fund. They represent a pool of assets that will not be redeployed until rates rise to a level where we are compensated to take principal risk. With these new additions and the adjustments already discussed, your Fund's portfolio quality is very high, with 60.9% of net assets invested in Government/Agency securities and 26.5% in AAA- and AA-rated securities and 12.6% in high-yield.

     We remain very defensive because we continue to believe the economy will grow faster than consensus expectations. Within the last four weeks, stronger economic data, such as employment and retail sales, have led many economists to revise their forecasts not only for the first-quarter economic growth but also for the balance of the year. Expectations have risen to 4.5% to 5% growth for first-quarter real GDP. The recent unexpected improvement in the monthly employment number led to a dramatic rise in interest rates in just one day. This confirms our opinion that there is very little margin for error in the bond market. The March Consumer Price Index report was double the consensus expectation. Now there is a growing worry that inflation is starting to take hold and that the Federal Reserve will be forced to raise interest rates before the end of the year. As we said in our September shareholder report, "We think the pressures to raise the Fed Funds Rate will grow by the spring of next year." It appears that we are now at that point.

     For some time now, we have felt that the government's measure of inflation, i.e., the Consumer Price Index (CPI), was not capturing the growing inflationary pressures. Its construction leaves much to be desired. For example, 42% of its weighting is for housing, with nearly 56% of it reflecting owner-equivalent rents, which I will explain shortly. Many "experts" refer to the core CPI as the better measure of inflation. This takes the total CPI and excludes food and energy, as if we do not eat or drive anywhere. When this adjustment is made, housing then represents 54.2% of the core CPI. This weighting is far too high relative to most individual expenditure patterns. The owner-equivalent rent attempts to measure what you could rent your house for, if you did not live in it. (Back in 1983, the Bureau of Labor Statistics modified the CPI by eliminating the change in home prices and replacing that component with owner-equivalent rent.) This "little" adjustment has had a significant impact on the CPI. For example, in 2003 house prices rose 7.2% while the owner-equivalent rent was flat for the same year. This means that 23.4% of the CPI showed zero inflation. This change has had a big impact on core CPI inflation the past two years since, according to Bridgewater Associates, the DECLINE in housing inflation has accounted for approximately one-half the decline in core CPI. We believe the shift from rental to home ownership has impacted the index. Since 1995, the level of U.S. home ownership has risen from 64% to nearly 69% in 2003. This is the largest rise in ownership in over thirty years. As renters move out of apartments, they increase the demand for homes while decreasing the demand for apartments. In this strange way, we see house price inflation while rents are under pressure. This pressure on rents then gets translated back into the CPI through the owner-equivalent rent calculation.

     Another aspect of CPI that helps to give a poor picture of inflation is healthcare. It is estimated that healthcare costs represent between 15% and 16% of GDP while accounting for only 6.1% of the CPI. The Kaiser Family Foundation 2003 survey of private health insurance premiums reported an increase of 13.9%. This is the third year of double-digit increases recorded by this survey. Assuming it accurately reflects trends in U.S. healthcare inflation, the healthcare component of the CPI alone could potentially be understating CPI inflation by nearly 1.3%.

     All measures of inflation have sampling error problems and because of that, we at FPA do not place a high level of confidence in them when making judgments about inflation. We attempt to consider the level and trend of inflation while establishing our fixed-income strategy. We generally ask ourselves if we are getting sufficiently compensated to risk your capital through a high enough level of yield relative to our perception of risk. Inflation expectation is one of those components of risk that we consider. At current levels of longer-term Treasury yields, we do not believe that we are being sufficiently compensated to risk your capital. Because, in our opinion, the Treasury market is overvalued, this makes other high-quality debt securities unattractive as well since their yields are too low.

     Longer term, we have many concerns about the growing federal government budgetary challenges, our current account deficit, and the impact of rising energy prices. All of these say to us that we should be extraordinarily careful in the deployment of capital into fixed-income securities, given the base level of yields. We believe that we are at the polar opposite of where we were when yields were in the 15% range in 1980 and 1981. Many look back at that period and wonder why so few investors were willing to buy longer-term bonds. At that time, I was an equity manager who became attracted to the bond market because high-quality bonds were yielding more than the average long-term return from common stocks. Many believed that the U.S. was on the verge of becoming a South American "banana republic." I did not. When I imagine how investors will view the current period in twenty years, I hear them saying, "Who in his right mind would ever consider buying longer-term Treasury bonds with yields of 3% or 4%?" The only way you could was to be in the camp that believed that we were entering a deflationary period. We do not, and did not last year, believe this idea. With the steepest yield curve in 100 years and the lowest short-term rates since the Great Depression, we were of the opinion the Fed would do whatever was necessary to fight deflation. In our opinion, the Fed has been successful and has now held rates too low for too long and, therefore, it is creating maladjustments in the economy. Hopefully, we will not have to pay too high a price for the Fed's aggressive strategy.

     Before closing, my associate Tom Atteberry has a few comments.

THOMAS H. ATTEBERRY COMMENTARY

     It is our opinion that we are past the inflection point in the direction of interest rates and that the direction is now up. How might this affect our large exposure to mortgage backed securities?

     The Federal Reserve Bank has pursued a policy of easy money for the past two years, as it works to assist the economy in recovering from the equity bubble of 1999-2000 and the recession of 2001. An outgrowth of this policy has been that consumer debt has expanded and the investment in both residential real estate and financial assets has driven prices upward. Let us focus on the residential real estate market.

     From 1998 through 2003, the average annual gain in the housing price index was 7.2%. That equals a 42% increase in the national housing price index. This compares to the 25.1% increase of the S&P 500 during the same period of time. As we previously stated in this shareholder letter, the percentage of households that own a home is approximately 69%, the highest on record.

     The result of this huge investment push into residential housing has been to increase consumer debt to an all-time high. That being said, consumer net worth also reached an all-time high at the end of 2003. Fortunately, prices are rising faster than debt. What is fueling this activity and is it sustainable? The fuel comes from the fact that a consumer can sell an existing house and buy a newer, bigger and better house and the resulting monthly payment is unchanged. This is due solely to falling interest rates. With home-ownership demand rising, the end result is that more buyers are chasing a smaller supply of homes. This is confirmed by the data that indicates that the time it takes to sell the current inventory of new and existing homes has not increased over the past three years. It currently takes 3.8 months to sell a new home and 4.5 months to sell an existing home.

     A dramatic change in the composition of the mortgage market has occurred over the last 9 months. Adjustable-rate mortgages (ARMs) make up approximately 40% of mortgage loan issuance today, compared to 20% in June 2003. At the same time, the net issuance of 15- and 30-year fixed-rate mortgages has declined. A detailed analysis of this change in adjustable-rate mortgage issuances reveals that less than 10% of the outstanding mortgages will adjust in any one year over the next several years. This means that when the Federal Reserve Open Market Committee votes to increase short-term interest rates it will have only a gradual and minimal impact on mortgage payments made by consumers.

     That being said, we are concerned that the rise in housing prices may not be sustainable. The increased use of adjustable rate mortgages along with the absolute low level of mortgage rates is fueling the current rise in residential house prices. When the Federal Reserve starts increasing short-term interest rates, the attractiveness of ARM mortgages will diminish relative to fixed-rate mortgages. At the same time, the interest rate charged on fixed-rate mortgage loans will likely increase as well. If consumer income does not grow in line with this increase in higher borrowing costs, the ability of the consumer to buy bigger houses or to enter the housing market for the first time will be curtailed. The diminished demand could in turn reverse the higher demand versus supply of housing and, thus, create an oversupply of houses for sale. This reversal should translate into lower prepayment speeds, as housing turnover and mortgage refinancing decline. This decline would then result in longer average lives for mortgage bonds (extension risk) and substantially greater price risk from a rise in interest rates.

     Our reaction to this possible outcome is that we are concerned about the potential extension and price risks and, therefore, we have stress-tested our mortgage bond holdings against these possible outcomes. The result indicates that your Fund's mortgage holdings should be only modestly affected by any significant rise in interest rates.

     With those closing comments, we thank you for your continued investment and support.

Respectfully submitted,

/s/ Robert L. Rodriguez

Robert L. Rodriguez, CFA
President & Chief Investment Officer

April 17, 2004

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended March 31, 2004

                                                                                  PRINCIPAL
                                                                                    AMOUNT
                                                                                -------------
NET PURCHASES

NON-CONVERTIBLE BONDS & DEBENTURES
Alliant Master Trust 2000-1A --(floating rate) 2006                             $  14,800,000
Chase Mortgage Finance Trust 2003-S14 CL 2A4 --7.5% 2034 (1)                    $  18,228,330
CIT Financial Trust 1999-A CL A4 --6.16% 2013                                   $  14,219,516
Citicorp Mortgage Securities, Inc. 2003-4 CL A4 --5% 2018 (1)                   $  12,186,282
Countrywide Mortgage Securities 2002-18 CL A2 --5.25% 2033 (1)                  $  18,776,071
Countrywide Mortgage Securities 2003-HYB2 CL 1A1 --(floating rate) 2033 (1)     $  16,443,401
Federal Home Loan Bank --1.75% 2007 (step-up) (1)                               $  20,000,000
Federal Home Loan Bank --2% 2009 (step-up) (1)                                  $  18,750,000
Federal Home Loan Bank --2% 2009 (step-up) (1)                                  $  21,250,000
Federal Home Loan Mortgage Corporation 2766 CL PT --5% 2016 (1)                 $  19,304,000
Federal Home Loan Mortgage Corporation 2619 CL YV --5.5% 2011 (1)               $  14,794,985
Federal National Mortgage Association --1.6% 2006 (step-up) (1)                 $  19,450,000
Federal National Mortgage Association --4% 2006 (1)                             $  15,000,000
Federal National Mortgage Association 1992-193 CL HD --7% 2027 (1)              $  10,216,050
Government National Mortgage Association 2003-8 CL PG --4% 2024                 $  17,582,544
INDYMAC Asset-Backed Securities, Inc. 2000-C AF5 --7.88% 2031 (1)               $  13,673,053
J.P. Morgan Mortgage Trust 2003-A2 --4% 2033 (1)                                $  13,694,114

NET SALES

NON-CONVERTIBLE BOND
Federal Home Loan Bank --2% 2010 (2)                                            $  16,175,000

CONVERTIBLE DEBENTURE
CKE Restaurants, Inc. --2.25% 2004 (2)                                          $  19,000,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                 March 31, 2004

                                                                                PRINCIPAL
BONDS & DEBENTURES                                                                AMOUNT          VALUE
---------------------------------------------------------------------------   -------------   -------------
U.S. GOVERNMENT SECURITIES -- 16.6%
U.S. Treasury Inflation-Indexed Notes --3.375% 2007                           $ 219,725,000   $ 242,178,148
                                                                                              -------------

MORTGAGE-BACKED SECURITIES -- 14.8%
Banc of America Alternative Loan Trust 2003-6 CL 1NC2 --8% 2033               $   4,589,978   $   4,937,095
CIT Financial Trust 1999-A CL A4 --6.16% 2013                                    14,219,516      14,687,054
Chase Mortgage Finance Trust 2003-S14 CL 3A6 --5.5% 2034                          6,895,197       7,270,503
Chase Mortgage Finance Trust 2003-S14 CL 2A4 --7.5% 2034                         18,228,330      19,642,666
Citicorp Mortgage Securities, Inc. 2003-4 CL A4 --5% 2018                        12,186,282      12,430,008
Countrywide Mortgage Securities 2002-18 CL A2 --5.25% 2033                       18,776,071      19,389,222
Countrywide Mortgage Securities 2003-HYB2 CL 1A1
  --(floating rate) 2033                                                         16,443,401      16,571,659
Federal Home Loan Mortgage Corporation
  2766 CL PT --5% 2016                                                           19,304,000      20,136,485
  2462 CL CA --5.5% 2009                                                          2,490,100       2,531,187
  2619 CL YV --5.5% 2011                                                         14,794,985      15,365,983
  2525 CL BR --5.5% 2023                                                          4,736,812       4,817,480
  1804 CL C --6% 2008                                                             2,395,125       2,465,134
  1750 CL D --7% 2023                                                                81,622          82,486
  2543 CL AD --8.5% 2016                                                            394,018         417,659
  2519 CL ED --8.5% 2030                                                          1,258,916       1,384,808
  2626 CL QM --9% 2018                                                            4,430,909       5,097,623
  MH-1A --10.15% 2006                                                                   291             292
Federal National Mortgage Association
  2003-12 CL AC --6% 2016                                                           765,519         800,220
  1995-13 CL C --6.5% 2008                                                          410,872         428,334
  2003-59 CL NP --6.5% 2017                                                       4,690,395       5,006,997
  1992-193 CL HD --7% 2007                                                       10,216,050      10,822,628
  2001-49 CL P --7% 2027                                                            173,106         173,106
  319 CL18 --8% 2032                                                              3,039,633       3,294,202
  2001-64 CL BQ --8.5% 2028                                                          10,487          10,487
First Financial Mortgage Trust 9 CL A4 --5.8% 2008                                  127,457         128,251
Government National Mortgage Association II
  2003-8 CL PG --4% 2024                                                         17,582,544      17,936,832
  1999-47 --7.5% 2029                                                               632,929         632,929
Government National Mortgage Association
  2002-47 CL AB --8.5% 2028                                                       8,946,984       9,514,223
J.P. Morgan Mortgage Trust 2003-A2 --4% 2033                                     13,694,114      13,920,923
Residential Funding Mortgage 1999-A1 A5 --6.75% 2029                                 65,295          65,394
Wachovia Asset Securitization, Inc. 2002-1 CL 2A1 --6.25% 2033                    7,162,852       7,324,016
                                                                                              -------------
TOTAL MORTGAGE-BACKED SECURITIES                                                              $ 217,285,886
                                                                                              -------------

                                                                                PRINCIPAL
BONDS & DEBENTURES -- CONTINUED                                                   AMOUNT          VALUE
---------------------------------------------------------------------------   -------------   -------------
U.S. AGENCY SECURITIES -- 14.7%
Federal Home Loan Bank
  --1.75% 2007 (step-up)                                                      $  20,000,000   $  20,000,000
  --1.75% 2009 (step-up)                                                         16,400,000      16,400,000
  --2% 2009 (step-up)                                                            18,750,000      18,750,000
  --2% 2009 (step-up)                                                            21,250,000      21,250,000
  --3% 2008 (step-up)                                                             8,500,000       8,519,040
  --4% 2013 (step-up)                                                             5,000,000       5,011,350
  --5% 2013 (step-up)                                                             8,500,000       8,538,080
Federal Home Loan Mortgage Corporation
  --3.5% 2017 (step-up)                                                           3,000,000       3,014,400
  --4.05% 2005                                                                   16,720,000      16,824,500
  --4.75% 2009                                                                   15,000,000      15,180,000
  --5.75% 2009                                                                   30,908,000      31,047,086
Federal National Mortgage Association
  --1.6% 2006 (step-up)                                                          19,450,000      19,458,364
  --4% 2006                                                                      15,000,000      15,277,500
  --6.4% 2009                                                                    14,700,000      14,788,200
  --7.4% 2007                                                                     1,000,000       1,013,750
                                                                                              -------------
TOTAL U.S. AGENCY SECURITIES                                                                  $ 215,072,270
                                                                                              -------------
CORPORATE BONDS & DEBENTURES -- 10.0%
Avnet Inc.
  --7.875% 2005                                                               $   8,350,000   $   8,809,250
  --8% 2006                                                                       2,000,000       2,200,000
BE Aerospace, Inc. --8% 2008                                                     10,530,000       9,419,085
Collins & Aikman Corp. --10.75% 2011                                             17,775,000      18,060,822
International Wire Group, Inc. --11.75% 2005*                                    14,485,000      10,139,500
International Wire Group, Inc. (Series B) --11.75% 2005*                            900,000         630,000
Metaldyne Corporation --11% 2012                                                 17,330,000      15,770,300
Motors & Gears Inc. --10.75% 2006                                                16,694,000      14,106,430
Northland Cable Company --10.25% 2007                                             8,645,000       8,645,000
Oregon Steel Mills, Inc. --10% 2009                                               9,040,000       9,085,200
PG&E Corporation --10.375% 2005+                                                  3,542,000       3,542,000
Qwest Capital Funding, Inc. --5.875% 2004                                        21,750,000      21,858,750
Qwest Communications International Inc. --(floating rate) 2009+                  24,045,000      22,421,962
Wiser Oil Co. --9.5% 2007                                                         1,350,000       1,343,250
                                                                                              -------------
TOTAL CORPORATE BONDS & DEBENTURES                                                            $ 146,031,549
                                                                                              -------------

                                                                                PRINCIPAL
BONDS & DEBENTURES -- CONTINUED                                                   AMOUNT          VALUE
---------------------------------------------------------------------------   -------------   -------------
ASSET-BACKED SECURITIES -- 2.6%
Alliant Master Trust 2000-1A CL A --(floating rate) 2006+                     $  16,450,000   $  16,447,861
Green Tree Financial Corporation
  --7.3% 2027                                                                     9,966,753       2,192,686
  --7.75% 2029                                                                      991,654         218,164
  --7.77% 2029                                                                    5,500,000       2,695,000
  --8% 2028                                                                       2,769,534       1,467,853
  --8.44% 2030                                                                    4,502,755         990,606
INDYMAC Asset-Backed Securities, Inc. 2000-6 AF5 --7.88% 2031                    13,673,053      14,403,604
                                                                                              -------------
TOTAL ASSET-BACKED SECURITIES                                                                 $  38,415,774
                                                                                              -------------

DERIVATIVE SECURITIES -- 2.3%
INTEREST ONLY SECURITIES
Federal Home Loan Mortgage Corporation
  2522 CL PI --5.5% 2018                                                      $   8,106,749   $     354,670
  2558 CL JW --5.5% 2022                                                         31,774,734       4,728,557
  223 --5.5% 2032                                                                30,570,971       5,125,529
  2492 CL IC --6% 2018                                                            1,936,492          37,519
  2496 CL IA --6% 2026                                                              443,475           6,652
  1489 K --6.5% 2007                                                                 78,936             405
  1694 CL L --6.5% 2023                                                             267,100          23,295
  217 --6.5% 2032                                                                 9,124,189       1,399,993
Federal National Mortgage Association
  2003-64 CL XI --5% 2033                                                        23,329,482       4,228,469
  2003-37 CL IM --5.5% 2032                                                      18,266,375       3,564,866
  323 CL 1 --5.5% 2032                                                            8,123,436       1,048,411
  333 CL 2 --5.5% 2033                                                           29,271,674       5,772,081
  302 CL 2 --6% 2029                                                             18,209,970       2,902,214
  332 CL 2 --6% 2033                                                             28,013,836       4,731,705
  2001-33 CL IC --6% 2028                                                         9,630,120         204,640
  1994-17 CL JB --6.5% 2009                                                       1,073,370          95,396
  1993-50 CL G --7% 2004                                                             45,256             420
                                                                                              -------------
TOTAL DERIVATIVE SECURITIES                                                                   $  34,224,822
                                                                                              -------------

CONVERTIBLE BONDS & DEBENTURES -- 1.7%
i2 Technologies, Inc. --5.25% 2006                                            $  18,900,000   $  16,443,000
Standard Motor Products, Inc. --6.75% 2009                                        8,960,000       8,870,400
                                                                                              -------------
TOTAL CONVERTIBLE BONDS & DEBENTURES                                                          $  25,313,400
                                                                                              -------------

                                                                                PRINCIPAL
BONDS & DEBENTURES -- CONTINUED                                                   AMOUNT          VALUE
---------------------------------------------------------------------------   -------------   -------------
MORTGAGE-BACKED PASS-THROUGH SECURITIES -- 1.6%
Federal National Mortgage Association
  --7% 2030                                                                   $   2,032,941   $   2,156,823
  --7% 2031                                                                       1,148,882       1,220,676
  --7.5% 2016                                                                       311,482         331,728
  --7.5% 2016                                                                       171,181         182,308
  --7.5% 2028                                                                     3,192,411       3,423,861
  --7.5% 2029                                                                     1,159,122       1,242,637
  --7.5% 2029                                                                       858,610         929,714
  --8% 2016                                                                         217,803         235,227
Government National Mortgage Association
  --7% 2028                                                                       2,219,011       2,365,643
  --7.5% 2023                                                                        54,533          58,750
  --8% 2030                                                                         803,890         877,245
  --8% 2030                                                                         989,371       1,079,651
  --8% 2031                                                                         715,105         780,358
Government National Mortgage Association II
  --7% 2024                                                                         985,690       1,046,300
  --7% 2028                                                                       1,323,772       1,405,316
  --7% 2028                                                                         315,650         334,984
  --7.5% 2025                                                                       212,825         227,989
  --7.5% 2025                                                                       274,763         294,340
  --7.5% 2027                                                                       102,098         109,372
  --7.5% 2030                                                                       437,609         468,378
  --8% 2027                                                                         599,363         650,051
Government National Mortgage Association (MH)
  --8.25% 2006-7                                                                     73,158          78,242
  --8.75% 2006                                                                      157,760         168,803
  --8.75% 2011                                                                      369,325         409,563
  --9% 2010                                                                         200,940         221,142
  --9% 2011                                                                         533,614         587,264
  --9.25% 2010-11                                                                   366,470         403,846
  --9.75% 2005-6                                                                    356,824         401,484
  --9.75% 2012-13                                                                   255,463         287,437
Government National Mortgage Association (PL) --10.25% 2017                         794,187         807,093
                                                                                              -------------
TOTAL MORTGAGE-BACKED PASS-THROUGH SECURITIES                                                 $  22,786,225
                                                                                              -------------

INTERNATIONAL SECURITY -- 1.3%
France OATei --3% 2012                                                        $  13,767,015   $  18,762,239
                                                                                              -------------

                                                                                SHARES OR
                                                                                PRINCIPAL
                                                                                 AMOUNT            VALUE
                                                                              -------------   ----------------
PREFERRED STOCK -- 0.4%
Pennsylvania Real Estate Investment Trust                                            93,800   $      5,721,800
                                                                                              ----------------

SHORT-TERM U.S. GOVERNMENT SECURITIES -- 14.3%
U.S. Treasury Notes
  --1.625% 2005                                                               $  49,000,000   $     49,229,688
  --1.75% 2004                                                                   49,000,000         49,252,644
  --1.875% 2004                                                                  62,000,000         62,261,578
  --2.25% 2004                                                                   48,000,000         48,195,000
                                                                                              ----------------
                                                                                              $    208,938,910
                                                                                              ----------------
TOTAL INVESTMENT SECURITIES -- 80.3% (Cost $1,141,122,292)                                    $  1,174,731,023
                                                                                              ----------------

SHORT-TERM INVESTMENTS -- 22.0% (Cost $321,367,713)
Barclays U.S. Funding, Inc. --1.005% 4/01/04                                  $  41,617,000   $     41,617,000
American General Finance Corporation --0.97% 4/01/04                              8,822,000          8,822,000
General Electric Capital Services, Inc. --1.03% 4/07/04                          30,000,000         29,994,850
Toyota Motor Credit Corporation --1.01% 4/08/04                                  35,000,000         34,993,126
Federal Home Loan Mortgage Corporation --0.97% 4/13/04                           35,993,000         35,981,362
AIG Funding, Inc. --1.01% 4/13/04                                                37,000,000         36,987,544
General Electric Capital Services, Inc. --1.02% 4/14/04                          23,000,000         22,991,528
Barclays U.S. Funding, Inc. --1% 4/22/04                                         30,000,000         29,982,500
ChevronTexaco Funding Corporation --0.98% 4/27/04                                50,070,000         50,034,562
Federal National Mortgage Association --0.98% 5/05/04                            29,991,000         29,963,241
                                                                                              ----------------
                                                                                              $    321,367,713
                                                                                              ----------------
TOTAL INVESTMENTS -- 102.3% (Cost $1,462,490,005)                                             $  1,496,098,736
Other assets and liabilities, net --(2.3)%                                                         (33,611,458)
                                                                                              ----------------
TOTAL NET ASSETS -- 100%                                                                      $  1,462,487,278
                                                                                              ================

*   Non-income producing securities
+ Restricted securities purchased without registration under the Securities Act of 1933 pursuant to Rule 144A, which generally may be resold only to certain institutional investors prior to registration. These securities constituted 3.0% of total net assets at March 31, 2004.

See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                 March 31, 2004

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $1,141,122,292)                                   $ 1,174,731,023
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less)                                        321,367,713   $ 1,496,098,736
                                                                         ---------------
  Cash                                                                                                 235
  Receivable for:
    Interest                                                             $    10,041,173
    Capital Stock sold                                                         9,732,331        19,773,504
                                                                         ---------------   ---------------
                                                                                           $ 1,515,872,475
LIABILITIES
  Payable for:
    Investment securities purchased                                      $    50,442,602
    Capital Stock repurchased                                                  2,205,054
    Advisory fees                                                                605,562
    Accrued expenses and other liabilities                                       131,979        53,385,197
                                                                         ---------------   ---------------
NET ASSETS                                                                                 $ 1,462,487,278
                                                                                           ===============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    200,000,000 shares; outstanding 128,580,270 shares                                     $     1,285,803
  Additional Paid-in Capital                                                                 1,424,634,092
  Accumulated net realized loss on investments                                                  (9,519,488)
  Undistributed net investment income                                                           12,478,140
  Unrealized appreciation of investments                                                        33,608,731
                                                                                           ---------------
  Net assets at March 31, 2004                                                             $ 1,462,487,278
                                                                                           ===============

NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM
 OFFERING PRICE PER SHARE
  Net asset value and redemption price per share
   (net assets divided by shares outstanding)                                              $         11.37
                                                                                           ===============
  Maximum offering price per share
   (100/96.5 of per share net asset value)                                                 $         11.79
                                                                                           ===============

See notes to financial statements.

                                               STATEMENT OF OPERATIONS
                                       For the Six Months Ended March 31, 2004

INVESTMENT INCOME
  Interest                                                                                 $    27,753,594
  Dividends                                                                                        311,863
                                                                                           ---------------
                                                                                           $    28,065,457

EXPENSES
  Advisory fees                                                          $     3,107,661
  Transfer agent fees and expenses                                               368,504
  Reports to shareholders                                                        129,436
  Custodian fees and expenses                                                     52,133
  Postage                                                                         46,619
  Registration fees                                                               40,315
  Directors' fees and expenses                                                    19,201
  Audit fees                                                                      13,073
  Legal fees                                                                      10,438
  Insurance                                                                        7,728
  Other expenses                                                                  17,634         3,812,742
                                                                         ---------------   ---------------
        Net investment income                                                              $    24,252,715
                                                                                           ---------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
    short-term investments with maturities of 60 days or less)           $   277,129,368
  Cost of investment securities sold                                         271,859,921
                                                                         ---------------
        Net realized gain on investments                                                   $     5,269,447

Unrealized depreciation of investments:
    Unrealized appreciation at beginning of period                       $    28,093,299
    Unrealized appreciation at end of period                                  33,608,731
                                                                         ---------------
        Increase in appreciation of investments                                                  5,515,432
                                                                                           ---------------

            Net realized and unrealized gain on investments                                $    10,784,879
                                                                                           ---------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                                                          $    35,037,594
                                                                                           ===============

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                               SIX MONTHS ENDED                           YEAR ENDED
                                                                MARCH 31, 2004                        SEPTEMBER 30, 2003
                                                     ------------------------------------    ------------------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income                              $     24,252,715                        $     51,099,503
  Net realized gain (loss) on investments                   5,269,447                             (13,101,736)
  Increase in unrealized
    appreciation of investments                             5,515,432                              45,143,854
                                                     ----------------                        ----------------
Increase in net assets resulting
  from operations                                                        $     35,037,594                        $     83,141,621
Distributions to shareholders from
  net investment income                                                       (23,694,232)                            (55,324,015)
Capital Stock transactions:
  Proceeds from Capital Stock sold                   $    487,245,880                        $    425,894,150
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions                         18,180,670                              41,822,619
  Cost of Capital Stock repurchased                      (179,780,728)        325,645,822        (480,941,232)        (13,224,463)
                                                     ----------------    ----------------    ----------------    ----------------
Total increase in net assets                                             $    336,989,184                        $     14,593,143

NET ASSETS
Beginning of period, including
  undistributed net investment income
  of $11,919,657 and $16,144,169                                            1,125,498,094                           1,110,904,951
                                                                         ----------------                        ----------------
End of period, including
  undistributed net investment income
  of $12,478,140 and $11,919,657                                         $  1,462,487,278                        $  1,125,498,094
                                                                         ================                        ================

CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold                                                   42,960,467                              38,617,791
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions                                                             1,620,529                               3,841,400
Shares of Capital Stock repurchased                                           (15,882,913)                            (43,771,373)
                                                                         ----------------                        ----------------
Increase (decrease) in Capital
 Stock outstanding                                                             28,698,083                              (1,312,182)
                                                                         ================                        ================

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

            SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING
                             THROUGHOUT EACH PERIOD

                                                        SIX
                                                      MONTHS
                                                       ENDED
                                                       MARCH                         YEAR ENDED SEPTEMBER 30,
                                                        31,        ------------------------------------------------------------
                                                       2004          2003         2002         2001         2000         1999
                                                     --------      --------     --------     --------     --------     --------
Per share operating performance:
Net asset value at beginning of period               $  11.27      $  10.98     $  11.17     $  10.61     $  10.77     $  11.13
                                                     --------      --------     --------     --------     --------     --------
Income from investment operations:
  Net investment income                              $   0.21      $   0.52     $   0.54     $   0.80     $   0.77     $   0.71
  Net realized and unrealized gain (loss) on
    investment securities                                0.12          0.33        (0.12)        0.57        (0.11)       (0.30)
                                                     --------      --------     --------     --------     --------     --------
Total from investment operations                     $   0.33      $   0.85     $   0.42     $   1.37     $   0.66     $   0.41
                                                     --------      --------     --------     --------     --------     --------
Less distributions:
  Dividends from net investment income               $  (0.23)     $  (0.56)    $  (0.54)    $  (0.73)    $  (0.73)    $  (0.71)
  Distributions from net realized
    capital gains                                        --            --          (0.07)       (0.08)       (0.09)       (0.06)
                                                     --------      --------     --------     --------     --------     --------
  Total distributions                                $  (0.23)     $  (0.56)    $  (0.61)    $  (0.81)    $  (0.82)    $  (0.77)
                                                     --------      --------     --------     --------     --------     --------
Net asset value at end of period                     $  11.37      $  11.27     $  10.98     $  11.17     $  10.61     $  10.77
                                                     ========      ========     ========     ========     ========     ========
Total investment return*                                 2.97%         8.02%        3.83%       13.57%        6.56%        3.87%
Ratios/supplemental data:
Net assets at end of period (in $ millions)             1,462         1,125        1,111          697          501          531
Ratio of expenses to average net assets                  0.60%+        0.61%        0.58%        0.59%        0.61%        0.60%

Ratio of net investment income to
  average net assets                                     3.81%+        4.69%        5.06%        6.49%        7.31%        6.43%
Portfolio turnover rate                                    65%+          52%          28%          22%          21%          24%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended March 31, 2004 is not annualized.

+   Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                 March 31, 2004

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     FPA New Income, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's investment objective is to seek current income and long-term total return. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Security Valuation
     Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Unlisted securities and securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price or other ascertainable market value. Short-term investments with maturities of 60 days or less at the time of purchase are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax
     No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income
     Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates
     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES, SALES AND TAX DIFFERENCES

     Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $673,464,420 for the six months ended March 31, 2004. Realized gains or losses are based on the specific-certificate identification method. There were no material differences between the amounts reported in the financial statements at March 31, 2004 for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investment securities at March 31, 2004 for federal income tax purposes was $62,139,976 and $28,531,245, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.5% of the average daily net assets of the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of

1 1/2% of the first $15 million and 1% of the remaining average net assets of the Fund for the year.

     For the six months ended March 31, 2004, the Fund paid aggregate fees of $19,000 to the four Directors who were not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the six months ended March 31, 2004, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $44,574 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

     On March 31, 2004, the Board of Directors declared a dividend from net investment income of $0.09 per share payable April 6, 2004 to shareholders of record on March 31, 2004. For financial statement purposes, this dividend was recorded on the ex-dividend date, April 1, 2004.

                        DIRECTOR AND OFFICER INFORMATION

                                     POSITION(S)
                                      WITH FUND/                PRINCIPAL OCCUPATION(S)
NAME, AGE & ADDRESS                  YEARS SERVED               DURING THE PAST 5 YEARS
-------------------              --------------------   ----------------------------------------
Willard H. Altman, Jr. - (68)    Director+              Retired. Formerly, until 1995, Partner
11400 W. Olympic Blvd., #1200    Years Served:  6       of Ernst & Young LLP, a public
Los Angeles, CA  90064                                  accounting firm.

Alfred E. Osborne, Jr. - (59)    Director+              Senior Associate Dean at The John E.
11400 W. Olympic Blvd., #1200    Years Served:  4       Anderson Graduate School of Management
Los Angeles, CA  90064                                  at UCLA.

A. Robert Pisano - (61)          Director+              National Executive Director and Chief
11400 W. Olympic Blvd., #1200    Years Served: 1        Executive Officer of the Screen Actors
Los Angeles, CA  90064                                  Guild. Formerly, until 1999, Vice
                                                        Chairman and Director of Metro-
                                                        Goldwyn-Mayer, Inc.

Lawrence J. Sheehan - (71)       Director+              Of counsel to, and partner (1969 to
11400 W. Olympic Blvd., #1200    Years Served: 13       1994) of, the law firm of O'Melveny &
Los Angeles, CA  90064                                  Myers LLP, legal counsel to the Fund.

Robert L. Rodriguez - (55)       Director,+             Principal and Chief Executive Officer of
11400 W. Olympic Blvd., #1200    President &            the Adviser.
Los Angeles, CA  90064           Chief Investment
                                 Officer
                                 Years Served:  4

Eric S. Ende - (59)              Vice President         Senior Vice President of the Adviser.
11400 W. Olympic Blvd., #1200    Years Served: 19
Los Angeles, CA  90064

J. Richard Atwood - (43)         Treasurer              Principal and Chief Operating Officer of
11400 W. Olympic Blvd., #1200    Years Served:  7       the Adviser. President and Chief
Los Angeles, CA  90064                                  Executive Officer of FPA Fund
                                                        Distributors, Inc.

Sherry Sasaki - (49)             Secretary              Assistant Vice President and Secretary
11400 W. Olympic Blvd., #1200    Years Served: 20       of the Adviser and Secretary of FPA Fund
Los Angeles, CA  90064                                  Distributors, Inc.

Christopher H. Thomas - (47)     Assistant              Vice President and Controller of the
11400 W. Olympic Blvd., #1200    Treasurer              Adviser and of FPA Fund Distributors,
Los Angeles, CA  90064           Years Served:  9       Inc.

                                 PORTFOLIOS IN
                                 FUND COMPLEX
NAME, AGE & ADDRESS                OVERSEEN          OTHER DIRECTORSHIPS
-------------------              -------------  ------------------------------
Willard H. Altman, Jr. - (68)           6
11400 W. Olympic Blvd., #1200
Los Angeles, CA  90064

Alfred E. Osborne, Jr. - (59)           3       Investment Company Institute,
11400 W. Olympic Blvd., #1200                   K2 Inc., Nordstrom, Inc., E*
Los Angeles, CA  90064                          Capital Corporation, Equity
                                                Marketing Inc., and WM Group
                                                of Funds.

A. Robert Pisano - (61)                 3       Coppola Group, State Net,
11400 W. Olympic Blvd., #1200                   NetFlix.com, Resources
Los Angeles, CA  90064                          Connection and the Motion
                                                Picture and Television Fund.

Lawrence J. Sheehan - (71)              5
11400 W. Olympic Blvd., #1200
Los Angeles, CA  90064

Robert L. Rodriguez - (55)              2       First Pacific Advisors, Inc.
11400 W. Olympic Blvd., #1200                   and FPA Fund Distributors,
Los Angeles, CA  90064                          Inc.

Eric S. Ende - (59)                     3
11400 W. Olympic Blvd., #1200
Los Angeles, CA  90064

J. Richard Atwood - (43)                        First Pacific Advisors, Inc.
11400 W. Olympic Blvd., #1200                   and FPA Fund Distributors,
Los Angeles, CA  90064                          Inc.

Sherry Sasaki - (49)
11400 W. Olympic Blvd., #1200
Los Angeles, CA  90064

Christopher H. Thomas - (47)                    FPA Fund Distributors, Inc.
11400 W. Olympic Blvd., #1200
Los Angeles, CA  90064

                              FPA NEW INCOME, INC.


INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064


COUNSEL

O'Melveny & Myers LLP
Los Angeles, California


INDEPENDENT AUDITORS

Deloitte & Touche LLP
Los Angeles, California


CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts


SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8500
Boston, Massachusetts  02266-8500
(800) 638-3060
(617) 483-5000


TICKER SYMBOL: FPNIX
CUSIP: 302544101


This report has been prepared for the information of shareholders of FPA New Income, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

Item 2.   Code of Ethics. N/A.

Item 3.   Audit Committee Financial Expert. N/A.

Item 4.   Principal Accountant Fees and Services. N/A.

Item 5.   Audit Committee of Listed Registrants. N/A.

Item 6. Schedule of Investments. Not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A.

Item 9. Submission of Matters to a Vote of Security Holders. There has been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 10.  Controls and Procedures.

(a) The principal executive officer and principal financial officer of FPA New Income, Inc. ("Fund") have concluded that the Fund's Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Fund's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.  Exhibits.

(a) Code of ethics as applies to the registrant's officers and directors, as required to be disclosed under Item 2 of Form N-CSR. N/A.

(b) Separate certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2 under the Investment Company Act of 1940. Attached hereto.

                                   SIGNATURES

Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA NEW INCOME, INC.


By: /s/ ROBERT L. RODRIGUEZ
   ---------------------------------
    Robert L. Rodriguez, President

Date:  June 4, 2004


Pursuant to the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FPA NEW INCOME, INC.


By: /s/ J. RICHARD ATWOOD
   ---------------------------------
    J. Richard Atwood, Treasurer

Date:  June 4, 2004